UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) January 31, 2005

AMERICAN SHARED HOSPITAL SERVICES

(Exact name of registrant as specified in its chapter)

California (State or other jurisdiction of incorporation)	0-8789 (Commission File Number)	94-2918118 (IRS Employer Identification No.)

Four Embarcadero Center, Suite 3700, San Francisco, CA (Address of principal executive offices)	94111 (Zip Code)

Registrant’s telephone number, including area code 415-788-5300

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On January 31, 2005, the Company issued a press release announcing its financial results for the three months and year ended December 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

          (a)     Not applicable.

          (b)     Not applicable.

          (c)     Exhibits

          The following exhibit is filed as part of this report:

          99.1     Earnings Press Release, dated 1/31/05

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2005	American Shared Hospital Services
	By:	/s/ Ernest A. Bates, M.D.
Ernest A. Bates, M.D.
Chairman and CEO